Service Expertise Integrity
NORTHERN TRUST
CORPORATION
Frederick H. Waddell
President & Chief Executive Officer
EXHIBIT 99.1
BancAnalysts Association of Boston
28
th
Annual Fall Conference
“Is That a Light at the End of the Tunnel?”
November 6, 2009
© 2009 Northern Trust Corporation

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2008 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Service Expertise Integrity © 2009 Northern Trust Corporation “Is That a Light at the End of the Tunnel?”

THE NORTHERN TRUST COMPANY CHICAGO

Northern Trust

Northern Trust

Integrity Expertise Service
1889 2009
We See Daylight – Our Long-Term View Fuels Optimism
120-year heritage of service, expertise and integrity
Leadership positions in client-focused business segments
Attractive market and geographic growth opportunities
Comprehensive product capabilities
Distinctive balance sheet and capital strength
Invested, experienced and stable management team
Proven record of managing the business for long-term growth and profitability
Long-Term Success Due to Enduring Strategies:

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Agenda: “Is That a Light at the End of the Tunnel?”
Expert Perspectives
U.S. Economy
Global Recovery
Interest Rates
Global Equity Markets
Fixed Income Markets
Regulatory Framework

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THE HOUSING MARKET THE HOUSING MARKET
“I think the worst is over for
housing. Supply and demand
are coming into relationship with
each other.  Given the level of
mortgage rates, given how much
house prices have fallen,
housing is very affordable
today.”
Paul Kasriel, Northern Trust’s Chief Economist, on the U.S. Economy
CONSUMER CONFIDENCE CONSUMER CONFIDENCE
“Consumer confidence is
definitely recovering.
Unfortunately, consumer
confidence is not a very good
forecaster of consumer spending.”
UNEMPLOYMENT UNEMPLOYMENT
“The unemployment rate is
probably going to rise through
the first half of 2010.  And that is
going to have a negative impact
on consumer spending for the
next several quarters.  But [here]
again, the worst is over
[as] the
largest rates of contraction
occurred in the second half of
2008.”
THE LABOR MARKET THE LABOR MARKET
“We are seeing signs of the
labor market stabilizing. Every
week, people file for new
unemployment insurance claims.
And those claims are starting to
trend lower.”
CREDIT MARKETS CREDIT MARKETS
“There is an overall significant
thawing in credit markets.
The
short-end of credit markets has
returned to pre-crisis conditions.
More progress is desirable in the
risky sector.”
Source: Northern Trust Podcast, Coming Out of the Downturn: Is the Worst Over?, October 8, 2009.
RECESSION IS BEHIND US RECESSION IS BEHIND US
“The third quarter GDP numbers
indicate that a recovery has
begun. The Federal Reserve has
been aggressive and that has
helped stabilize the financial
markets.  In addition, and for all its
problems, the Treasury’s TARP
program, I think, played a role in
stabilizing the markets. Going
forward, the fiscal stimulus should
hasten the pace of recovery.”

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Views on the Global Recovery
“We believe the third quarter
marked the low point for
Caterpillar sales and revenues in
what has been the toughest
recession since the 1930s.”
“While we are still navigating
through a very difficult
environment in 2009, we see
signs of improving economic
conditions throughout most of the
world.”
“However, the world economy is
still facing significant challenges.
There is uncertainty about the
timing and strength of recovery.”
Jim Owens
Chairman & CEO
Caterpillar Inc.
October 20, 2009
The steel market post crisis:
“A slow and uncertain recovery
[is expected] in the developed
world.”
“[However,] China is booming
again and emerging markets are
recovering rapidly.”
“Driven by emerging markets,
world steel demand [is expected]
to return to a 3% to 5% growth
trend post crisis.”
Lakshmi Mittal
Chairman & CEO
ArcelorMittal
September 16, 2009
Jim Owens’ comments are from Caterpillar’s 3Q09 Earnings Release.
Lakshmi Mittal’s comments are from ArcelorMittal’s 2009 Investor Day.
“The global economy swung
strongly into growth mode in the
third quarter, with worldwide
manufacturing output growing
greater than 10%.”
“Worldwide GDP [is] estimated to
have grown around 3.5% after
growing just 1.5% in the second
quarter.”
“Emerging markets, particularly
China, are leading the way, with
growth estimated to be twice as
fast as that experienced in the
developed world.”
Jim McDonald
Chief Investment Strategist
Northern Trust Corporation
October 26, 2009

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The Federal Funds Rate (0%-0.25%) was
left unchanged at the FOMC’s late
September meeting.
The September FOMC policy statement
reiterated Chairman Bernanke’s opinion that
an economic recovery is underway,
representing a significant departure from the
August policy statement which noted that
“economic activity is leveling out.”
European Central Bank and the Bank of
England actions in October left current
stimulative policy measures unchanged.
The Swedish and South African central
banks left their interest rates unchanged in
meetings held on October 22, 2009.
Monetary Policy is Beginning to Normalize
Interest Rates in developed economies remain at absolutely low levels, though emerging market related economies are beginning to show early signs of normalizing.
In late August, the Bank of Israel raised its
benchmark interest rate by 0.25% to 0.75% stating
that its decision “strikes a balance between the
need to moderate inflation and the need to continue
to support the recent recovery in economic activity.”
Evidence of the start of a global financial tightening
cycle continued to emerge in early October as
Australia became the first G-20 central bank to
raise its benchmark short rate from 3% to 3.25%.
On October 28, Norway raised its benchmark rate
from 1.25% to 1.5%.
Sources: Northern Trust Perspective, October 19, 2009 and September 18, 2009.
Northern Trust Daily Global Commentary, September 23, 2009.
We expect the Federal Reserve to remain accommodative for an extended period, as low inflationary pressures allow it to delay raising rates until the economic recovery is strong enough to sustain them.

IRELAND
U.K.
FRANCE
SOUTH KOREA
AUSTRALIA
BRAZIL
INDIA
GERMANY
TAIWAN
US S&P 500
SINGAPORE
HONG KONG
JAPAN

Northern Trust

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Developed and Emerging Equity Markets Have Improved
23.7%
21.3%
20.9%
20.4%
20.1%
18.0%
16.7%
15.0%
14.6%
14.0%
1.8%
18.2%
19.5%
Global Equity Indices – Third Quarter 2009
Sources: Haver Analytics

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“While economic data was somewhat negative in October 2009, U.S. Treasury Bill and
Treasury rates have been range bound.
Northern Trust Fixed Income Research expects these rates to move only marginally through the end of 2009.
In the minutes of the FOMC’s September 23 meeting, committee members noted that credit ‘remained difficult to obtain and costly for many borrowers’ and was expected to improve ‘only gradually.’
There has been significant improvement with respect to market liquidity, although we do expect volatility in prices and spreads to continue for the foreseeable future.
Northern Trust Fixed Income Research also expects interest rate and credit market rallies to be interspersed with market sell-offs.”
Fixed Income Markets and Liquidity Normalizing
Fixed Income Markets continue to improve in 2009, but have not fully recovered.
Source: Colin Robertson, Director of Fixed Income, Northern Trust Fixed Income Market Update Podcast, October 22, 2009.

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“We find ourselves increasingly focused on the impact of government action on financial markets.
This includes discussion around the unwind of policy initiatives, regulatory change and geopolitical risks.  Our conclusion is that the global economic recovery is going to be heavily impacted by government actions.
Government intervention got us through Phase I - the stabilization of credit markets with an early economic recovery supported by inventory rebuilding - of this recovery.
Government intervention will heavily influence Phase II - the withdrawal of credit market support alongside an economic expansion supported by end-demand - of this recovery.
The proportionate impact of the eventual policy moves will be influenced, to a significant degree, by the financial strength of the region being discussed and its exposure to the current drivers of global growth.  Emerging markets are better positioned than their developed counterparts.”
A Still Evolving Governmental and Regulatory Framework
The full impact of Governmental and Regulatory efforts on financial markets remains to be seen.
Source: Jim McDonald, Northern Trust’s Chief Investment Strategist, Insights from Northern Trust, October 13, 2009.

Service Expertise Integrity © 2009 Northern Trust Corporation Implications for Northern Trust

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Equity and Fixed Income Market Implications
PFS Trust Fees PFS Trust Fees
23% 23%
Net
Interest
Income
29%
C&IS Trust Fees C&IS Trust Fees
28% 28%
Other
Revenue
20%
Note: Revenues exclude VISA items. Marks in one mark-to-market securities lending collateral fund have also been excluded.
Assets Under Custody
Global Custody Assets
Assets Under Management
Total Revenues
Year-to-Date 9/30/09
Market Value of Client Assets Drives
Key Revenue Components

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Interest Rate Environment Implications
Net Net
Interest Interest
Income Income
29% 29%
C&IS Trust
Fees excl. SL
24%
Other
Revenue
20%
Securities Securities
Lending 4% Lending 4%
Net Interest Income
Securities Lending
Trust Fees – Mutual Fund
Fee Waivers
Total Revenues
Year-to-Date 9/30/09
Note: Revenues exclude VISA items. Marks in one mark-to-market securities lending collateral fund have also been excluded.
PFS Trust Fees PFS Trust Fees
23% 23%
Level of Interest Rates Affects
Key Revenue Components

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Economic Recovery Implications
Relationship Based Lending Strategy
All data is as of 9/30/09.  NPAs = Non-Performing Assets.  NCOs = Net Charge-offs
Commercial
Real Estate
$3.1
11%
Commercial
$6.8
24%
Personal
$4.7
17%
Leases
$1.0
4%
Other
$0.8
3%
Non-U.S.
$0.8
3%
Residential Real
Estate
$10.8
38%
$28B Loan Portfolio
($ in Billions)
3.86%
2.78%
1.07%
0.65%
EOP NPAs to Loans NCOs to Avg Loans
NTRS Top 20 Peers' Average
Loan Quality Notably Better Than
Industry Averages

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$4.5
$6.2
$2.3
$3.6
$3.3
$3.1
$2.9
$3.9
$4.9
$2.7
2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09
COMMON EQUITY
($ Billions)
CAGR: +12%
Tier 1 Capital 9.2% 13.3% 6.0%
Total Risk-Based 11.4% 15.7% 10.0%
Leverage 6.6% 9.0% 5.0%
Tier 1 Common Equity 8.7% 12.7% --
Tangible Common Equity 5.5% 7.5% --
“Well
Capitalized”
CAPITAL RATIOS
9/30/08 9/30/09 Guideline
Regulatory Framework Implications
Consistent capital strength is a Northern Trust hallmark

Service Expertise Integrity © 2009 Northern Trust Corporation Concluding Thoughts

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Service Expertise Integrity
NORTHERN TRUST
CORPORATION
Frederick H. Waddell
President & Chief Executive Officer
BancAnalysts Association of Boston
28   Annual Fall Conference
“Is That a Light at the End of the
Tunnel?”
November 6, 2009
© 2009 Northern Trust Corporation
th